UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2022
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)
Registrant's telephone number, including area code: (770) 419-3355
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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 26, 2022, the Board of Directors (the “Board”) of Artivion, Inc., a Delaware corporation (the “Company”), increased the size of the Board to nine directors and appointed Elizabeth A. Hoff as a director and a member of the Compliance Committee of the Board, effective October 1, 2022.

Ms. Hoff has over 30 years of U.S. and international experience in the medical device industry. The Board appointed Ms. Hoff to serve as a director based on the entirety of her experience and skills, including her extensive leadership and business experience across public and private companies.

The Board has affirmatively determined that Ms. Hoff qualifies as an independent director under the categorical standards of the corporate governance rules of the New York Stock Exchange and as defined under applicable law.

In connection with her appointment to the Board, Ms. Hoff will receive the same equity and cash compensation for director service as the Company provides to other non-employee directors, which is disclosed in the Company’s definitive proxy statement filed April 4, 2022.

There are no transactions, or proposed transactions, to which the Company is or was a party and in which Ms. Hoff had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Hoff’s appointment to the Board is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
99.1*	Press Release dated September 29, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
*Furnished herewith, not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 29, 2022

ARTIVION, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President and Chief Financial Officer